As filed with the Securities and Exchange Commission on January 28, 2019

Securities Act File No. 33-41913

Investment Company Act File No. 811-06367

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 52	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 53	☒

GABELLI EQUITY SERIES FUNDS, INC

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1- 800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center,

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq. Gabelli Equity Series Funds, Inc. One Corporate Center Rye, New York 10580-1422	Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts, 02116

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on ____________ pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on ____________ pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

The Gabelli Focus Five Fund

The Gabelli Global Financial Services Fund

(each a “Fund” and collectively, the “Funds”)

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI or your investment representative.

Gabelli Equity Series Funds, Inc. (the “Company”)

Fund	Class	Ticker Symbol
The Gabelli Small Cap	AAA	GABSX
Growth Fund	A	GCASX
	C	GCCSX
	I	GACIX

The Gabelli Equity	AAA	GABEX
Income Fund	A	GCAEX
	C	GCCEX
	I	GCIEX

The Gabelli Focus	AAA	GWSVX
Five Fund	A	GWSAX
	C	GWSCX
	I	GWSIX

The Gabelli Global	AAA	GAFSX
Financial Services Fund	A	GGFSX
	C	GCFSX
	I	GFSIX

PROSPECTUS

January 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Funds.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

GABELLI SMALL CAP GROWTH FUND (the “Small Cap Growth Fund”)

Investment Objective

The Small Cap Growth Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Small Cap Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Small Cap Growth Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 40 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.11%	0.11%	0.11%	0.11%

Total Annual Fund Operating Expenses	1.36%	1.36%	2.11%	1.11%

Expense Example

This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$138	$431	$745	$1,635
Class A Shares	$706	$981	$1,277	$2,116
Class C Shares	$314	$661	$1,134	$2,441
Class I Shares	$113	$353	$612	$1,352

You would pay the following expenses if you did not redeem your shares of the Small Cap Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$138	$431	$745	$1,635
Class A Shares	$706	$981	$1,277	$2,116
Class C Shares	$214	$661	$1,134	$2,441
Class I Shares	$113	$353	$612	$1,352

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Cap Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Small Cap Growth Fund makes its investment. The Small Cap Growth Fund invests primarily in the common stocks of companies which Gabelli Funds, LLC, the Small Cap Growth Fund’s adviser (the “Adviser”), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small capitalization companies for the Small Cap Growth Fund as those with total common stock market values of $3 billion or less at the time of investment.

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•

Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You may want to invest in the Small Cap Growth Fund if:

•	you are a long term investor
•	you seek capital appreciation
•	you believe that the market will favor small capitalization stocks over the long term

The Small Cap Growth Fund’s share price will fluctuate with changes in the market value of the Small Cap Growth Fund’s portfolio securities. Your investment in the Small Cap Growth Fund is not guaranteed; you may lose money by investing in the Small Cap Growth Fund. When you sell Small Cap Growth Fund shares, they may be worth more or less than what you paid for them.

Investing in the Small Cap Growth Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Small Cap Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Small Cap Growth Fund holds, then the value of the Small Cap Growth Fund’s shares may decline.

•

Small Capitalization Company Risk.    Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•

Value Investing Risk.    The Small Cap Growth Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Small Cap Growth Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Small Cap Growth Fund’s relative performance may suffer.

An investment in the Small Cap Growth Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Small Cap Growth Fund’s performance from year to year and by showing how the Small Cap Growth Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Small Cap Growth Fund’s past performance (before and after taxes) does not predict how the Small Cap Growth Fund will perform in the future. Updated information on the Small Cap Growth Fund’s results can be obtained by visiting www.gabelli.com.

SMALL CAP GROWTH FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 20.59% (quarter ended June 30, 2009), and the lowest return for a quarter was (18.73)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2018)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Small Cap Growth Fund Class AAA Shares (first issued on 10/22/91)
Return Before Taxes	(15.32)%	3.31%	11.68%
Return After Taxes on Distributions	(16.14)%	2.41%	11.02%
Return After Taxes on Distributions and Sale of Fund Shares	(8.37)%	2.60%	9.76%
Class A Shares (first issued on 12/31/03)
Return Before Taxes	(20.18)%	2.10%	11.01%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	(16.79)%	2.54%	10.84%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	(15.10)%	3.57%	11.96%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	(8.48)%	6.34%	13.61%
Lipper Small-Cap Core Funds Average	(11.19)%	4.33%	12.24%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(11.01)%	4.41%	11.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Small Cap Growth Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”).

In addition to the Russell 2000 Index, which is a widely recognized, unmanaged index of small cap U.S. equities, the Small Cap Growth Fund’s returns are also compared with the S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Average. The S&P SmallCap 600 Index is a widely recognized, unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors. It gives a broad look at how U.S. small-cap stock prices have performed. The Lipper Small-Cap Core Funds Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. The Small Cap Growth Fund intends to remove the Russell 2000 Index comparison in the future because the Adviser believes that the S&P SmallCap 600 Index provides an equal or better representation of the markets in which it invests than the Russell 2000 Index.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Small Cap Growth Fund since its inception on October 22, 1991.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 when purchasing the shares directly through G.distributors, LLC, the

Small Cap Growth Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Small Cap Growth Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Small Cap Growth Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Small Cap Growth Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Small Cap Growth Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Small Cap Growth Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Small Cap Growth Fund.

Tax Information

The Small Cap Growth Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Growth Fund and its related companies may pay the intermediary for the sale of Small Cap Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GABELLI EQUITY INCOME FUND (the “Equity Income Fund”)

Investment Objective

The Equity Income Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Fees and Expenses of the Equity Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Equity Income Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 40 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.41%	1.41%	2.16%	1.16%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$144	$446	$771	$1,691
Class A Shares	$710	$996	$1,302	$2,169
Class C Shares	$319	$676	$1,159	$2,493
Class I Shares	$118	$368	$638	$1,409

You would pay the following expenses if you did not redeem your shares of the Equity Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$144	$446	$771	$1,691
Class A Shares	$710	$996	$1,302	$2,169
Class C Shares	$219	$676	$1,159	$2,493
Class I Shares	$118	$368	$638	$1,409

Portfolio Turnover

The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Income Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Equity Income Fund’s performance. During the most recent fiscal year, the Equity Income Fund’s portfolio turnover rate was less than 0.5% of the average value of its portfolio.

Principal Investment Strategies

The Equity Income Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities. In making stock selections, Gabelli Funds, LLC, the Equity Income Fund’s adviser (the “Adviser”), looks for securities that have a better yield than the average of the Standard and Poor’s 500 Index (the “S&P 500 Index”), as well as capital gains potential.

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well managed
•	will benefit from sustainable long term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity

Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Principal Risks

You may want to invest in the Equity Income Fund if:

•	you are a long term investor
•	you are seeking income as well as capital appreciation

The Equity Income Fund’s share price will fluctuate with changes in the market value of the Equity Income Fund’s portfolio securities. Your investment in the Equity Income Fund is not guaranteed; you may lose money by investing in the Equity Income Fund. When you sell Equity Income Fund shares, they may be worth more or less than what you paid for them.

Investing in the Equity Income Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Equity Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Equity Income Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Equity Income Fund’s investments in these securities will necessarily reduce the volatility of the Equity Income Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk and Credit Risk.    Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due.

•

Low Credit Quality Risk.    Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Equity Income Fund holds, then the value of the Equity Income Fund’s shares may decline.

•

Value Investing Risk.    The Equity Income Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Equity Income Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Equity Income Fund’s relative performance may suffer.

An investment in the Equity Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Equity Income Fund’s performance from year to year and by showing how the Equity Income Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Equity Income Fund’s past performance (before and after taxes) does not predict how the Equity Income Fund will perform in the future. Updated information on the Equity Income Fund’s results can be obtained by visiting www.gabelli.com.

EQUITY INCOME FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 17.59% (quarter ended June 30, 2009), and the lowest return for a quarter was (14.43)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2018)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Equity Income Fund Class AAA Shares (first issued on 1/2/92)
Return Before Taxes	(11.00)%	2.97%	10.06%
Return After Taxes on Distributions	(15.10)%	0.23%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	(3.01)%	2.42%	8.30%
Class A Shares (first issued on 12/31/03):
Return Before Taxes	(16.13)%	1.75%	9.37%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	(12.57)%	2.20%	9.23%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	(10.76)%	3.23%	10.23%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	(4.38)%	8.49%	13.12%
Lipper Equity Income Funds Average	(6.61)%	5.96%	10.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Equity Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”).

In addition to the S&P 500 Index, the Equity Income Fund’s returns are also compared with the Lipper Equity Income Funds Average. The Lipper Equity Income Funds Average is based on the average return of all funds in the Lipper Equity Income Funds universe. Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Equity Income Fund since its inception on January 2, 1992.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 when purchasing the shares directly through G.distributors, LLC, the Equity Income Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Equity Income Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Equity Income Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Equity Income Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Equity Income Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Equity Income Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Equity Income Fund.

Tax Information

The Equity Income Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Income Fund and its related companies may pay the intermediary for the sale of Equity Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GABELLI FOCUS FIVE FUND (the “Focus Five Fund”)

Investment Objective

The Focus Five Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Focus Five Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Focus Five Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 40 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.28%	0.28%	0.28%	0.28%

Total Annual Fund Operating Expenses	1.53%	1.53%	2.28%	1.28%

Expense Example

This example is intended to help you compare the cost of investing in the Focus Five Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Focus Five Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Focus Five Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$156	$483	$834	$1,824
Class A Shares	$722	$1,031	$1,361	$2,294
Class C Shares	$331	$712	$1,220	$2,615
Class I Shares	$130	$406	$702	$1,545

You would pay the following expenses if you did not redeem your shares of the Focus Five Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$156	$483	$834	$1,824
Class A Shares	$722	$1,031	$1,361	$2,294
Class C Shares	$231	$712	$1,220	$2,615
Class I Shares	$130	$406	$702	$1,545

Portfolio Turnover

The Focus Five Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Focus Five Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Focus Five Fund’s performance. During the most recent fiscal year, the Focus Five Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Focus Five Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. The balance of the Fund’s net assets not invested in equity securities will be held in short term high grade investments or cash and cash equivalents. To the extent the Fund invests in such short term investments or cash, it will impact the likelihood of achieving its investment objective. The Fund may invest in U.S. and non-U.S. securities, including emerging market securities. The Focus Five Fund’s Adviser will consider for purchase the securities of all companies, regardless of the size of capitalization (capitalization is the price per share multiplied by the number of shares outstanding), whose market capitalization trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Focus Five Fund’s portfolio manager believes an informed buyer would pay to acquire a company’s entire business. Many of the holdings in the Focus Five Fund’s portfolio will be considered by the Focus Five Fund’s portfolio manager to have a potential near term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated.

In selecting investments for the Focus Five Fund, the Adviser focuses on issuers that:

•	have potential for long term earnings per share growth

•	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well managed
•	may be subject to rapid changes in industry conditions due to regulatory or other developments
•

may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

Principal Risks

You may want to invest in the Focus Five Fund if:

•	you are a long term investor
•	you seek capital appreciation

The Focus Five Fund’s share price will fluctuate with changes in the market value of the Focus Five Fund’s portfolio securities. Your investment in the Focus Five Fund is not guaranteed; you may lose money by investing in the Focus Five Fund. When you sell Focus Five Fund shares, they may be worth more or less than what you paid for them.

Investing in the Focus Five Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Focus Five Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Focus Five Fund holds, then the value of the Focus Five Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Focus Five Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Small and Mid Capitalization Companies Risk.    Investing in securities of small and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small and mid-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, lower revenues, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

•

Value Investing Risk.    The Focus Five Fund may invest in value stocks and they involve the risk that they may not reach what the portfolio manager believes are their full market values. From time to time value investing falls out of favor with investors. During those periods, the Focus Five Fund’s relative performance may suffer.

An investment in the Focus Five Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Focus Five Fund (including the Focus Five Fund’s prior investment strategy that was in effect through March 9, 2012) by showing changes in the Focus Five Fund’s performance from year to year and by showing how the Focus Five Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Focus Five Fund’s past performance (before and after taxes) does not predict how the Focus Five Fund will perform in the future. Updated information on the Focus Five Fund’s results can be obtained by visiting www.gabelli.com.

FOCUS FIVE FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 26.63% (quarter ended June 30, 2009), and the lowest return for a quarter was (21.40)% (quarter ended December 31, 2018).

Prior to March 2012 and the implementation of the Focus Five Fund’s current strategy, the Focus Five Fund invested 80% of its assets under normal conditions in equity securities of companies considered small capitalization companies at the time of investment.

Average Annual Total Returns (for the years ended December 31, 2018)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Focus Five Fund Class AAA Shares (first issued on 12/31/02)
Return Before Taxes	(25.28)%	(4.35)%	7.31%
Return After Taxes on Distributions	(25.30)%	(4.99)%	6.81%
Return After Taxes on Distributions and Sale of Fund Shares	(14.96)%	(3.33)%	5.86%
Class A Shares (first issued on 12/31/02):
Return Before Taxes	(29.59)%	(5.48)%	6.69%
Class C Shares (first issued on 12/31/02)
Return Before Taxes	(26.64)%	(5.07)%	6.52%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	(25.11)%	(4.11)%	7.60%
Indexes (reflects no deduction for fees, expenses or taxes)
S&P MidCap 400 Index	(11.08)%	6.03%	13.68%
Russell 2500 Index	(10.00)%	5.15%	13.15%
Russell 1000 Index	(4.78)%	8.21%	13.28%
MSCI ACWI Ex-US	(13.78)%	1.14%	7.06%
50% Russell 2500 Index and 25% Russell 1000 and 25% MSCI ACWI Ex-US (the “Blended Index”)	(9.66)%	4.88%	11.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Focus Five Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”).

In addition to the Russell 2500 Index, the Russell 1000 Index, MSCI ACWI Ex-US and the Blended Index (collectively, the “Existing Indexes”), the Focus Five Fund’s returns are compared with the S&P MidCap 400 Index, a widely recognized, unmanaged index of mid cap U.S. equities. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The Focus Five Fund intends to remove the comparisons to the Existing Indexes in the future because the Adviser believes that the S&P MidCap 400 Index provides an equal or better representation of the markets in which it invests.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Daniel M. Miller, a Managing Director of GAMCO Investors, Inc. and Executive Vice President of Marketing for the mutual funds business, has served as portfolio manager of the Focus Five Fund since January 2012.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 when purchasing the shares directly through G.distributors, LLC, the Focus Five Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Focus Five Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Focus Five Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Focus Five Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Focus Five Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Focus Five Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Focus Five Fund.

Tax Information

The Focus Five Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Focus Five Fund through a broker-dealer or other financial intermediary (such as a bank), the Focus Five Fund and its related companies may pay the intermediary for the sale of Focus Five Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Focus Five Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (the “Global Financial Services Fund”)

Investment Objective

The Global Financial Services Fund seeks to provide capital appreciation.

Fees and Expenses of the Global Financial Services Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Global Financial Services Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 40 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Global Financial Services Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses(1)	1.13%	1.13%	1.13%	1.13%

Total Annual Fund Operating Expenses(1)	2.38%	2.38%	3.13%	2.13%
Fee Waiver and/or Expense Reimbursement(1)	(1.13)%	(1.13)%	(1.13)%	(1.13)%

Total Annual Fund Operating Expenses After Fee Wavier and/or Expense Reimbursement	1.25%	1.25%	2.00%	1.00%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Financial Services Fund to the extent necessary to maintain the Total Annual Global Financial Services Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Global Financial Services Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Financial Services Fund’s adjusted Total Annual Global Financial Services Fund Operating Expenses would not exceed an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect through January 31, 2020, and may be terminated only by the Board of Directors of the Company before such time. The Global Financial Services Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Global Financial Services Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the Global Financial Services Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Financial Services Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Global Financial Services Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class AAA Shares	$127	$634
Class A Shares	$695	$1,173
Class C Shares	$303	$860
Class I Shares	$102	$558

You would pay the following expenses if you did not redeem your shares of the Global Financial Services Fund:

	1 Year	3 Years
Class AAA Shares	$127	$634
Class A Shares	$695	$1,173
Class C Shares	$203	$860
Class I Shares	$102	$558

Portfolio Turnover

The Global Financial Services Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Financial Services Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Financial Services Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Global Financial Services Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in the securities of companies principally engaged in the group of industries comprising the financial services sector. As a fundamental policy, the Global Financial Services Fund will concentrate (invest at least 25% of the value of its net assets) in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Global Financial Services Fund may invest in the equity securities of such companies, such as common stock, or in the debt securities of such companies, such as corporate bonds or other financial instruments, in accordance with the foregoing 80% policy. The Global Financial Services Fund may invest in companies without regard to market capitalization and may invest in issuers in foreign countries, including countries with developed or emerging markets. As a “global” fund, the Global Financial Services Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets will be invested in securities of non-U.S. issuers or related investments thereof.

The Global Financial Services Fund considers a company to be principally engaged in the group of industries comprising the financial services sector if it devotes a significant portion of its assets to, or derives a significant portion of its revenues from, providing financial services. Such services include but are not limited to the following: commercial, consumer, and specialized banking and financing; asset management; publicly-traded, government sponsored financial enterprises; insurance; accountancy; mortgage REITs; brokerage; securities exchanges and electronic trading platforms; financial data, technology, and analysis; and financial transaction and other financial processing services.

The 1940 Act restricts the Global Financial Services Fund from acquiring the securities of any company that derives more than 15% of its gross revenues from securities related activities, such as a broker, dealer, underwriter or a federally registered investment adviser (a “Securities Related Issuer”), subject to exception. Under Rule 12d3-1 under the 1940 Act, however, the Global Financial Services Fund may generally purchase up to 5% of any class of equity securities of a Securities Related Issuer, or up to 10% of the outstanding principal amount of debt securities of a Securities Related Issuer, so long as, in each case, no more than 5% of the Global Financial Services Fund’s total assets are invested in the Securities Related Issuer. These limitations are measured at the time of investment. Rule 12d3-1 may operate to limit the size of the Global Financial Services Fund’s investment position with respect to one or more Securities Related Issuers. The 1940 Act also restricts the Global Financial Services Fund from acquiring any security issued by an insurance company if the Global Financial Services Fund owns, or will own as a result of the acquisition, more than 10% of the total outstanding voting stock of the insurance company. The 1940 Act may operate to limit the size of the Global Financial Services Fund’s investment position with respect to one or more insurance companies.

The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. Further, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business. The Adviser expects to seek to sell any Global Financial Services Fund investments that lose their perceived value relative to other investments, which could occur because of, among other things, a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Global Financial Services Fund.

The Global Financial Services Fund may invest in non-U.S. equity securities through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments, which are generally subject to risks associated with equity securities and investments in foreign (non-U.S.) securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. ADRs are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In most other respects, ADRs, EDRs and GDRs for foreign securities have the same characteristics as the underlying securities.

Principal Risks

You may want to invest in the Global Financial Services Fund if:

•	you are a long term investor
•	you seek capital appreciation
•	you believe that the market will favor financial services companies over the long term

The Global Financial Services Fund’s share price will fluctuate with changes in the market value of the Global Financial Services Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Global Financial Services Fund is also subject to the risk that the Adviser’s judgments about above average growth potential of a particular company is incorrect and that the perceived value of such company’s stock is not realized by the market, or that the price of the Global Financial Services Fund’s portfolio securities will decline. Your investment in the Global Financial Services Fund is not guaranteed; you may lose money by investing in the Global Financial Services Fund. When you sell Global Financial Services Fund shares, they may be worth more or less than what you paid for them.

Investing in the Global Financial Services Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Financial Services Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Concentration Risk.    The Global Financial Services Fund concentrates its assets (i.e., invests 25% or more of its net assets) in securities of companies in the financial services sector, and, as a result, the Global Financial Services Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. Accordingly, the Global Financial Services Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•

Financial Services Risk.    The Global Financial Services Fund will concentrate its investments in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Global Financial Services Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the Global Financial Services Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The Global Financial Services Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

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Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

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Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Global Financial Services Fund holds, then the value of the Global Financial Services Fund’s shares may decline.

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Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Financial Services Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Financial Services Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

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Small and Mid Capitalization Companies Risk.    Investing in securities of small and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small and mid capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

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Large Capitalization Companies Risk.    Companies with $10 billion or more in market capitalization are considered by the Adviser to be large capitalization companies. Large capitalization companies generally experience slower rates of growth in earnings per share than do mid and small capitalization companies.

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New Fund Risk.    The Global Financial Services Fund is new with a limited operating history and may have higher expenses. There can be no assurance that the Global Financial Services Fund will grow to or maintain an economically viable size. The Global Financial Services Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss. However, the expense limitation in place limits this risk through the end of its term.

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Value Investing Risk.    The Global Financial Services Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Global Financial Services Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Global Financial Services Fund’s relative performance may suffer.

Fixed Income Securities Risks.    Because the Global Financial Services Fund may invest in fixed income securities, it is subject to the following risks:

•	Interest Rate Risk. When interest rates decline, the value of fixed income securities generally rises; and when interest rates rise, the value of such securities generally declines.

•	Issuer Risk. Issuer risk is the risk that the value of a fixed income security may decline for a number of reasons which directly relate to the issuer.

•

Credit Risk.    Credit risk is the risk that one or more fixed income securities in the Global Financial Services Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status.

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Prepayment Risk.    Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, which could force the Global Financial Services Fund to reinvest in lower yielding securities.

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Reinvestment Risk.    Reinvestment risk is the risk that income from the Global Financial Services Fund’s portfolio will decline if the Global Financial Services Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Global Financial Services Fund portfolio’s current earnings rate.

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Duration and Maturity Risk.    In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Corporate Bonds Risk.    The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds.

Non-Investment Grade Securities Risk.    The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

An investment in the Global Financial Services Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

Performance

As of December 31, 2018, the Global Financial Services Fund had less than one calendar year of operations. Accordingly, no performance information has been presented for the Global Financial Services Fund. When available, performance information for the Global Financial Services Fund will be at www.gabelli.com.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Ian Lapey, a portfolio manager for the Adviser, is the portfolio manager of the Global Financial Services Fund.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $100,000 when purchasing the shares directly through G.distributors, LLC, the Global Financial Services Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Global Financial Services Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Global Financial Services Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Global Financial Services Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Financial Services Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Financial Services Fund.

Tax Information

The Global Financial Services Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Financial Services Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Financial Services Fund and its related companies may pay the intermediary for the sale of the Global Financial Services Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Financial Services Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 for each Fund except the Global Financial Services Fund, which has a minimum investment of $100,000 for Class I Shares, and purchasing the shares directly through G.distributors, LLC, the Funds’ distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Funds expect that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS

Generally:

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. The Global Financial Services Fund, as a fundamental policy, will concentrate (invest at least 25% of the value of its net assets) in the securities of companies principally engaged in the group of industries comprising the financial services sector. Each Fund’s investment strategies are not fundamental and may be changed at any time by a vote of a majority of the Company’s Board of Directors (the “Board”) at any time without a vote of shareholders.

Investment Strategies:

The investment policy of the Small Cap Growth Fund, the Equity Income Fund, and Global Financial Services Fund relating to the type of securities in which 80% of each such Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days’ prior notice of any change in this policy.

Small Cap Growth Fund

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
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Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Equity Income Fund

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

•	are well managed
•	will benefit from sustainable long term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Focus Five Fund

In selecting investments for the Focus Five Fund, the Adviser focuses on issuers that:

•	have potential for long term earnings per share growth
•	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well managed
•	may be subject to rapid changes in industry conditions due to regulatory or other developments
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may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation

Global Financial Services Fund

In selecting investments for the Global Financial Services Fund, the Adviser seeks issuers that:

•	are principally engaged in the financial services sector
•	are well managed
•	are undervalued
•	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

The Adviser believes that the current market, economic and regulatory environment is favorable for financial services companies. The Adviser believes that there are opportunities available in the financial services sector in light of the regulatory environment, potential consolidation, expanding technological innovation, growth in global payments, and continuing demand for wealth management services.

All Funds

When adverse market or economic conditions exist, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include, without limitation, fixed income securities and high-quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Risks:

Investing in the Funds involve the following risks:

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Equity Risk.    Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Funds. Because the value of securities, and thus shares of the Funds, could decline, you could lose money.

•	Foreign Securities Risk. A Fund that invests outside the United States carries additional risks that include:

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Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a Fund.

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Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. In addition, a Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

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Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

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Eurozone Investment Risks — A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). As a consequence of the UK’s vote to withdraw from the EU, on March 29, 2017 the government of the UK triggered Article 50 of the Lisbon Treaty, launching a two-year withdrawal process. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy, and would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

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Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

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Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•	Fixed Income Securities Risks. Equity Income Fund And Global Financial Services Fund only — Because the Funds may invest in fixed income securities, it is subject to the following risks:

•	Interest Rate Risk. When interest rates decline, the value of fixed income securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate.

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Issuer Risk.    Issuer risk is the risk that the value of a fixed income security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer or factors unrelated to the issuer’s value, such as investor perception.

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Credit Risk.    Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

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Prepayment Risk.    Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

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Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

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Duration and Maturity Risk.    In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by approximately 5%. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

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Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

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Low Credit Quality Risk.    Equity Income Fund only — From time to time, up to 5% of the Equity Income Fund’s portfolio holdings in preferred stock and convertible securities may be invested in below investment grade quality securities. Lower rated preferred stock and convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated preferred stock and convertible securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

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Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities a Fund holds, then the value of that Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

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Non-Diversification Risk.    Focus Five Fund and Global Financial Services Fund only — The Focus Five Fund and The Global Financial Services Fund are both classified as “non-diversified” mutual funds, which means that a greater proportion of their assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of each Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of each Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, market, political, or regulatory event than a diversified fund. If the securities in which each Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

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Small Capitalization Company Risk.    Small Cap Growth Fund only — Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

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Small and Mid Capitalization Companies Risk.    Focus Five Fund and Global Financial Services Fund only — Investing in securities of small and mid capitalization companies may involve greater risks than investing in larger, more established issuers. Small and mid capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

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Value Investing Risk.    Each Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks each Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, each Fund’s relative performance may suffer.

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Concentration Risk.    Global Financial Services Fund only — Because the Fund will concentrate its assets (i.e., invest more than 25% of its net assets) in securities of companies in the financial services sector, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Fund, it may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

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Financial Services Risk.    Global Financial Services Fund only — The Fund will concentrate its investments in securities issued by financial services companies which means that the Fund is less diversified than a fund investing in a broader range of industries, and is particularly sensitive to general market conditions and other risks of the financial services industry, including:

•

Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interes rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress. Different areas of the overall financial services sector tend to be highly correlated and particularly vulnerable to certain factors.

•

Additional risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (iii) credit: financial services companies may have exposure to investments or agreements that may lead to losses; (iv) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; (v) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework); and (vi) rapidly rising inflation. Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss.

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Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as manmade and natural disasters, terrorism, mortality risks and morbidity rates. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

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Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations.

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The Fund may invest in financial services companies that invest in real estate, such as commercial banks, savings and loan associations (each discussed above) and Mortgage REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. Mortgage REITs invest the majority of their assets in real property mortgages and generally derive income primarily from interest payments thereon. Like investment companies, REITs are typically dependent on management skills and subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a REIT will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan. Issuers with exposure to the real estate, mortgage and credit markets are particularly affected by volatility in both foreign and domestic equity markets. REITs (especially mortgage REITs) are subject to the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates). In addition to these market and financial risks, REITs are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the risk of casualty or condemnation losses and terrorist attacks, and war or other acts that destroy real property.

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Depositary Receipts.    Global Financial Services Fund only — The Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•

Large Capitalization Companies Risk.    Global Financial Services Fund only — Companies with $10 billion or more in market capitalization are considered by the Adviser to be large capitalization companies. Large capitalization companies generally experience slower rates of growth in earnings per share than do mid and small capitalization companies.

•

New Fund Risk.    Global Financial Services Fund only — The Fund is new with a limited operating history and may have higher expenses (although the Company expects that such expenses would be limited under its Expense Deferral Agreement with the Adviser). There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

•

Corporate Bonds Risk.    Global Financial Services Fund only — The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer. Issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

•

Non-Investment Grade Securities Risk.    Global Financial Services Fund only — The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality — those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”), a division of the McGraw Hill Companies, Inc. — are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities.

Portfolio Holdings.    A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

MANAGEMENT OF THE FUNDS

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment program and manages the operations of each Fund under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). The Adviser is a New York limited liability company organized in 1999 and a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2018, each of the Small Cap Growth, Equity Income, Focus Five, and Global Financial Services Funds are contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Financial Services Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Global Financial Services Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Financial Services Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect through January 31, 2020, and may be terminated only by the Board of Directors of the Company before such time. The Global Financial Services Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Except for the Global Financial Services Fund, each Fund’s semiannual report to shareholders for the period ended March 31, 2018 contained a discussion of the basis of the Board’s determination to continue the investment advisory arrangements. A discussion of the basis of the Board’s determination to approve the Global Financial Services Fund’s investment advisory arrangements will be included in the Fund’s semi-annual report to shareholders for the period ended March 31, 2019.

The Portfolio Managers.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GBL, Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly-owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Daniel M. Miller has been a portfolio manager of the Focus Five Fund since January 1, 2012. He is a Managing Director of GBL, Executive Vice President of Marketing for the mutual funds business, and a portfolio manager for the Adviser managing funds in the Gabelli/GAMCO Fund Complex. Mr. Miller joined GBL in 2002 and was previously Chairman and Head of Institutional Equities for Gabelli & Company, the firm’s institutional research business. He graduated magna cum laude with a degree in finance from the University of Miami with a B.B.A. in Finance.

Mr. Ian Lapey has been the portfolio manager of the Global Financial Services Fund since it commenced investment operations on October 1, 2018. Mr. Lapey was most recently a Research Analyst and Partner at Moerus Capital Management LLC. Prior to joining Moerus, Mr. Lapey was a Partner, Research Analyst, and Portfolio Manager at Third Avenue Management. Prior to joining Third Avenue in 2001, Mr. Lapey held equity research analyst positions at Credit Suisse First Boston and Salomon Brothers. He began his career in 1991 as a staff accountant for Ernst & Young and is a CPA (inactive). Mr. Lapey holds a B.A. in Economics from Williams College, a Masters in Accounting from Northeastern University, and an M.B.A. in Finance and Statistics from the Stern School of Business at New York University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds.

INDEX DESCRIPTIONS

The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P MidCap 400 Index.

The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors. It gives a broad look at how U.S. small-cap stock prices have performed. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P SmallCap 600 Index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the Russell 1000 Index.

The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the Russell 2500 Index.

The Lipper Equity Income Funds Average is based on the average return of all funds in the Lipper Equity Income Funds universe. Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. You cannot invest directly in the Lipper Equity Income Funds Average.

The Lipper Small-Cap Core Funds Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. You cannot invest directly in the Lipper Small-Cap Core Funds Average.

The MSCI ACWI ex U.S. Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the Index.

CLASSES OF SHARES

Each of the Funds offers four classes of its shares in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Funds are not designed for market timers; see the section entitled “Redemption of Shares”. Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000.

The Funds’ Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

Class I shares are available to investors with a minimum investment of $500,000 for each Fund except the Global Financial Services Fund, which has a minimum investment of $100,000 for Class I shares, and purchasing the shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. Such brokers or financial intermediaries may have different requirements as to the investment minimum.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

There is no minimum for subsequent investments.

The table that follows summarizes the differences among the classes of shares.

•	A “front-end sales load” or sales charge is a one time fee that may be charged at the time of purchase of shares.
•	A contingent deferred sales charge (“CDSC”) is a one time fee that may be charged at the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on each Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if a Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and

•	whether you qualify to purchase Class AAA shares or Class I shares.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.	No.
Contingent Deferred Sales Charge?	No.	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None.
Convertible to Another Class?	Yes, may be converted to Class I shares provided certain conditions are met.	Yes, may be converted to Class I shares provided certain conditions are met.	Yes, may be converted to Class I shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, or Class I shares.	Lower annual expenses than Class AAA, Class A, or Class C shares.

The following sections and Appendix A to this prospectus include important information about sales charges and sales charge reductions and waivers and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers; please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sales charge reductions and waivers to the various classes of each Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
• are eligible and wish to purchase at least $500,000 ($100,000 of Global Financial Services Fund) worth of shares or are otherwise eligible	purchasing Class I shares
• qualify for no-load	purchasing Class AAA shares

Sales Charge — Class A Shares.    Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. It is the purchaser’s responsibility to notify a Fund, the Distributor, or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**

Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers.

Class A shares of the Funds may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to the prospectus.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule listed above, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A shares of a Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of that Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Funds or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A shares of the Funds may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, DST Asset Manager Solutions, Inc. (“DST” or “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment)—the term

“immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (5) employee benefit plans; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Funds as a principal investment; (7) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (8) financial institutions purchasing Class A shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program; and (9) clients of such registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Additional categories of sales charge reductions and waivers available to investors in the Funds are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in the Appendix A to this prospectus should contact their financial intermediary. Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•

Class A shares up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or

•	Class C shares up to and including the last day of the twelfth month from when they were purchased.

The CDSCs payable upon redemption of Class A shares in the circumstances described above are 1.00% for investments of $1 million but less than $2 million, 0.50% for investments of $2 million but less than $5 million, and 0.25% for investments of $5 million or more. The CDSC payable upon redemption of Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of the Funds at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of the Funds.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

The CDSC may be waived if you invest in a Fund and purchase your shares through intermediaries identified in Appendix A to this prospectus.

Rule 12b-1 Plan.    The Funds have adopted distribution plans under Rule 12b-1 (the “Plans”) for Class AAA, Class A, and Class C shares. Under these Plans, the Funds may use their assets to finance activities relating to the sale of their Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside a Plan and not be subject to its limitations.

The Class AAA Plans authorize payments by each Fund at an annual rate of 0.25% of such Fund’s average daily net assets attributable to Class AAA shares to finance distribution of its Class AAA shares or pay shareholder service fees. The Class A Plans authorize payments by each Fund at an annual rate of 0.25% of such Fund’s average daily net assets attributable to Class A shares to finance distribution of its Class A shares. The Class C Plans authorize payments by each Fund at an annual rate of 0.75% of such Fund’s average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% to pay shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA or Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase the Funds’ shares on any Business Day.

•

By Mail or In Person.    You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli Small Cap Growth Fund”, “The Gabelli Equity Income Fund”, “The Gabelli Focus Five Fund” or “The Gabelli Global Financial Services Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o DST 430 W 7th Street STE 219204 Kansas City, MO 64105-1407

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or ACH system.    To open an account using the bank wire transfer system, or ACH system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli                      Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent” or “DST”), will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I shares of a Fund directly from the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to DST on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Share Price.    The Funds sell their shares based on the NAV per share next determined after the time as of which the Funds receive your completed subscription order form, but does not issue the shares to you until they receive full payment, subject to a front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A shares.”

Minimum Investments.    For all Funds, the minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans).

The minimum initial investment for Class I shares purchased directly through the Distributor is $500,000 for each Fund except the Global Financial Services Fund, which has a Class I shares minimum initial investment of $100,000. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account.

The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    DST will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in a Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive a Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Third Party Arrangements.    In addition to, or in lieu of, amounts received by broker-dealers, or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders; transaction processing; “subaccounting services”; “marketing support”; access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediaries; and inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, each of the Funds may also make payments to third parties out of their own assets (other than Rule 12b-1 payments) for a portion of the charges for programs that generally represent savings of expenses experienced by the Funds resulting from shareholders investing in the Funds through programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the

Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Funds’ transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Funds. The Board may, from time to time, authorize the Funds to pay a portion of the fees charged by these intermediaries if (i) a cost savings to a Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in a Fund in excess of $10 million. In these cases, the Board may authorize a Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Funds make available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C shares, the minimum initial investment in all such retirement or education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Funds offer an automatic monthly investment plan. For Class AAA, A, and C shares, there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I shares of a Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of shares to Class I shares does not cause the shareholder or the Fund to recognize gain or loss for federal income tax purposes. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

The Distributor has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), pursuant to which Class C shares of the Small Cap Growth Fund, the Global Financial Services Fund and the Equity Income Fund held by a Merrill Lynch customer will be converted into Class A shares of the same fund in the month of the 10-year anniversary of the purchase date.

If shares of a Fund are converted to a different share class of a Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

REDEM PTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the SEC), or when an emergency exists (as determined by the SEC), and the Funds cannot sell their portfolio securities or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds or, if applicable, their authorized designee, receive your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below in this section. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses). In instances where a redemption fee is triggered, a CDSC may also apply, as described in greater detail in other parts of this prospectus.

You may redeem shares through a broker-dealer, or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Funds or, if applicable, their authorized designee, receive the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because each Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, each Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class AAA, Class A, Class C, and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds, and does not benefit the Funds’ Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds’ view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short term trading of its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with DST by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If DST properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither DST nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that DST may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.

Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.

Telephone or Internet Redemption By Bank Wire or ACH system. The Funds accept telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker-dealer or other financial intermediary, the broker or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC and redemption fee, if applicable) after a Fund or, if applicable, its authorized designee receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer. In the event that you wish to redeem Class A, Class C, or Class I shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares in the same manner as the redemption of Class AAA shares described above.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with DST. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    Each Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before a Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in a Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption based on the NAV determined at the time of the reinvestment within ninety days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

Redemption Proceeds.    Each Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by a Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, a Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, a Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, a Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, a Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are hold at a Fund’s transfer agent (as opposed to shareholders whose accounts are hold in “street name” at a broker or other financial intermediary).

Redemption In Kind.    A Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, a Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. In such an instance, a Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, a Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro-rata slice of a Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of each Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554), or call your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund(s)), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. Each Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Funds may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your financial intermediary and does not benefit the Funds, the Distributor, or the Adviser in any way. It would be in addition to other sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets, i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of each Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made after the time as of which the purchase or redemption order is received in proper form. Because the Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the

Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser and/or the Pricing Committee.

Equity Securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements and such information will be presented to the Board for ratification at its next scheduled meeting. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately

11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund, the Focus Five Fund, and the Global Financial Services Fund and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Funds automatically reinvested at NAV in additional shares of the Funds. You will make an election to receive distributions in cash and/or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying the Funds or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Funds. The Equity Income Fund has adopted a policy to distribute a fixed amount each month to each class of shares. The Board of Directors may change or eliminate this policy at any time.

Fixed Distribution Policy Risk.    As noted, the Equity Income Fund has adopted a policy to distribute a fixed amount each month to each class of shares (the “Fixed Distribution Policy”). Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 promulgated thereunder limit the number of distributions of long-term capital gain a fund may make in any particular year. Depending on the circumstances, in order to remain in compliance with Rule 19b-1, the operation of the Equity Income Fund’s monthly Fixed Distribution Policy may require shareholders to pay tax on distributions at a higher rate than they otherwise would experience or may require them to make special tax filings to offset additional tax payments made by the Equity Income Fund. In extreme circumstances, compliance with Rule 19b-1 could have a material adverse effect on the Equity Income Fund’s investment program.

Rule 19b-1 contains a mechanism for a fund to request relief from the Securities and Exchange Commission (the “SEC”) to spread its long-term capital gain over up to all of its distributions in the event of unforeseen circumstances. Due to a very high level of net redemptions in 2015 compared to prior years while having very large amounts of unrealized long-term capital gain and very small amounts of unrealized long-term capital loss, in order to avert adverse consequences for the Equity Income Fund and its shareholders, the Equity Income Fund sought and received such SEC relief for 2015. However, the Equity Income Fund believes it is unlikely to be able to obtain such relief in similar circumstances in the future. Accordingly, the Equity Income Fund will monitor its distribution, estimated sources of income and tax situation carefully and may modify its Fixed Distribution Policy from time to time in an effort to reduce the likelihood of material adverse impacts in the future.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that, if Fund distributions are properly reported by a Fund and provided that certain holding period and other requirements are met, certain qualified dividends are eligible for a reduced rate. Properly reported distributions of net long term capital gains (each a “Capital Gain Dividend”), are taxable to you at long term capital gain rates no matter how long you have owned your shares. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. This policy may restrict the Equity Income Fund’s ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Fund(s), generally will be subject to federal, state, and/or local taxes. A redemption of the Funds’ shares or an exchange of the Funds’ shares for shares of another fund will be treated for tax purposes as a sale of the Funds’ shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

If you sell your Funds’ shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold, as backup withholding, a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Funds can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax advisor concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectus and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Funds offer electronic delivery of Fund documents. Direct shareholders of the Funds can elect to receive the Funds’ annual, semiannual, and quarterly reports, as well as manager commentaries and prospectus via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund, other than the Global Financial Services Fund, for the past five fiscal years of each such Fund’s Class AAA, Class A, Class C, and Class I shares. The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in each such Fund’s designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in each such Fund’s annual report, which is available upon request. The Global Financial Services Fund commenced operations on October 1, 2018; therefore its shares do not have a previous financial history.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)(c)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)(a)	Operating Expenses		Portfolio Turnover Rate

Class AAA
2018	$58.63	$0.09	$4.01	$4.10	—	$(3.12)	$(3.12)	$0.00	$59.61	7.21%	$1,711,850	0.16%	1.36	%(d)	3%
2017	50.13	0.02	10.47	10.49	—	(1.99)	(1.99)	0.00	58.63	21.56	1,882,823	0.04	1.38	(d)	4
2016	45.47	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.13	14.26	1,779,333	0.05	1.39	(d)(e)	4
2015	46.91	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.47	(1.25)	1,784,050	(0.10)	1.38	(d)	9
2014	45.82	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.91	5.47	2,103,544	(0.28)	1.38		5

Class A
2018	$58.60	$0.09	$4.01	$4.10	—	$(3.12)	$(3.12)	$0.00	$59.58	7.21%	$208,947	0.16%	1.36	%(d)	3%
2017	50.11	0.01	10.47	10.48	—	(1.99)	(1.99)	0.00	58.60	21.55	229,282	0.02	1.38	(d)	4
2016	45.45	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.11	14.26	270,163	0.05	1.39	(d)(e)	4
2015	46.89	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.45	(1.25)	276,603	(0.10)	1.38	(d)	9
2014	45.80	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.89	5.47	292,796	(0.28)	1.38		5

Class C
2018	$52.05	$(0.30)	$3.53	$3.23	—	$(3.12)	$(3.12)	$0.00	$52.16	6.41%	$215,939	(0.59)%	2.11	%(d)	3%
2017	45.04	(0.34)	9.34	9.00	—	(1.99)	(1.99)	0.00	52.05	20.65	233,786	(0.71)	2.13	(d)	4
2016	41.31	(0.30)	5.75	5.45	—	(1.72)	(1.72)	0.00	45.04	13.41	227,464	(0.70)	2.14	(d)(e)	4
2015	43.01	(0.38)	(0.40)	(0.78)	—	(0.92)	(0.92)	0.00	41.31	(1.98)	220,763	(0.85)	2.13	(d)	9
2014	42.43	(0.46)	2.46	2.00	—	(1.42)	(1.42)	0.00	43.01	4.68	222,684	(1.03)	2.13		5

Class I
2018	$59.86	$0.25	$4.10	$4.35	—	$(3.12)	$(3.12)	$0.00	$61.09	7.49%	$1,624,806	0.43%	1.11	%(d)	3%
2017	51.09	0.16	10.67	10.83	$(0.07)	(1.99)	(2.06)	0.00	59.86	21.84	1,404,639	0.30	1.13	(d)	4
2016	46.19	0.13	6.49	6.62	—	(1.72)	(1.72)	0.00	51.09	14.56	1,138,299	0.29	1.14	(d)(e)	4
2015	47.52	0.08	(0.49)	(0.41)	—	(0.92)	(0.92)	0.00	46.19	(1.00)	1,041,910	0.17	1.13	(d)	9
2014	46.29	(0.01)	2.66	2.65	—	(1.42)	(1.42)	0.00	47.52	5.72	899,211	(0.03)	1.13		5

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(b)	Per share amounts have been calculated using the average shares outstanding method.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)	During the year ended September 30, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate

Class AAA
2018	$22.84	$0.19	$1.34	$1.53	$(0.20)	$(3.68)	$(1.40)	$(5.28)	$0.00	$19.09	6.77%	$521,485	0.82%	1.40	%(c)(d)	0	%(e)
2017	24.06	0.24	2.97	3.21	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.84	13.91	662,696	0.97	1.39	(c)(d)	1
2016	25.08	0.26	2.72	2.98	(0.26)	(2.35)	(1.39)	(4.00)	0.00	24.06	11.31	833,154	0.99	1.39	(c)	1
2015	28.55	0.25	(1.71)	(1.46)	(0.18)	(1.83)	—	(2.01)	0.00	25.08	(5.40)	985,647	0.88	1.37	(c)	3
2014	26.68	0.30	3.05	3.35	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.55	12.64	1,604,629	1.06	1.37		4

Class A
2018	$22.73	$0.19	$1.33	$1.52	$(0.20)	$(3.68)	$(1.40)	$(5.28)	$0.00	$18.97	6.76%	$86,332	0.82%	1.40	%(c)(d)	0	%(e)
2017	23.96	0.24	2.96	3.20	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.73	13.92	115,702	0.96	1.39	(c)(d)	1
2016	24.99	0.26	2.71	2.97	(0.26)	(2.35)	(1.39)	(4.00)	0.00	23.96	11.31	160,593	0.99	1.39	(c)	1
2015	28.45	0.26	(1.71)	(1.45)	(0.18)	(1.83)	—	(2.01)	0.00	24.99	(5.38)	183,418	0.90	1.37	(c)	3
2014	26.59	0.30	3.04	3.34	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.45	12.64	209,501	1.07	1.37		4

Class C
2018	$19.17	$0.01	$1.13	$1.14	$(0.07)	$(3.68)	$(1.53)	$(5.28)	$0.00	$15.03	6.02%	$176,167	0.07%	2.15	%(c)(d)	0	%(e)
2017	20.99	0.05	2.56	2.61	(0.10)	(3.33)	(1.00)	(4.43)	0.00	19.17	13.04	246,690	0.22	2.14	(c)(d)	1
2016	22.48	0.06	2.45	2.51	(0.09)	(2.35)	(1.56)	(4.00)	0.00	20.99	10.51	306,349	0.24	2.14	(c)	1
2015	25.99	0.04	(1.54)	(1.50)	(0.18)	(1.83)	—	(2.01)	0.00	22.48	(6.10)	329,846	0.15	2.12	(c)	3
2014	24.59	0.08	2.80	2.88	(0.25)	(0.38)	(0.85)	(1.48)	0.00	25.99	11.78	321,772	0.31	2.12		4

Class I
2018	$23.75	$0.26	$1.40	$1.66	$(0.26)	$(3.68)	$(1.34)	$(5.28)	$0.00	$20.13	7.07%	$357,812	1.08%	1.15	%(c)(d)	0	%(e)
2017	24.80	0.31	3.07	3.38	(0.31)	(3.33)	(0.79)	(4.43)	0.00	23.75	14.19	443,912	1.21	1.14	(c)(d)	1
2016	25.68	0.33	2.79	3.12	(0.32)	(2.35)	(1.33)	(4.00)	0.00	24.80	11.59	484,305	1.24	1.14	(c)	1
2015	29.11	0.34	(1.76)	(1.42)	(0.18)	(1.83)	—	(2.01)	0.00	25.68	(5.15)	663,429	1.15	1.12	(c)	3
2014	27.11	0.38	3.10	3.48	(0.51)	(0.38)	(0.59)	(1.48)	0.00	29.11	12.92	652,719	1.28	1.12		4

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)	The Fund incurred interest expense during the years ended September 30, 2018 and 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.39% and 1.38% (Class AAA and Class A), 2.14% and 2.13% (Class C), and 1.14% and 1.13% (Class I), respectively. For the years ended September 30, 2016, 2015, and 2014, the effect of interest expense was minimal.

(e)	Amount represents less than 0.5%.

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)(c)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Loss(a)	Operating Expenses(d)		Portfolio Turnover Rate

Class AAA
2018	$14.61	$(0.09)	$(0.61)	$(0.70)	$(0.07)	$(0.07)	$0.00	$13.84	(4.78)%	$16,630	(0.63)%	1.53%		105%
2017	13.70	(0.15)	1.21	1.06	(0.15)	(0.15)	0.00	14.61	7.88	22,542	(1.08)	1.43	(e)	77
2016	12.00	(0.14)	1.84	1.70	—	—	0.00	13.70	14.17	33,695	(1.11)	1.42	(e)	60
2015	15.22	(0.12)	(1.81)	(1.93)	(1.29)	(1.29)	0.00	12.00	(14.11)	38,960	(0.83)	1.37	(e)	73
2014	13.72	(0.09)	1.75	1.66	(0.16)	(0.16)	0.00	15.22	12.15	57,565	(0.58)	1.38		94

Class A
2018	$14.76	$(0.09)	$(0.62)	$(0.71)	$(0.07)	$(0.07)	$0.00	$13.98	(4.80)%	$15,137	(0.65)%	1.53%		105%
2017	13.84	(0.15)	1.22	1.07	(0.15)	(0.15)	0.00	14.76	7.87	29,391	(1.08)	1.43	(e)	77
2016	12.12	(0.14)	1.86	1.72	—	—	0.00	13.84	14.19	43,775	(1.10)	1.42	(e)	60
2015	15.36	(0.12)	(1.83)	(1.95)	(1.29)	(1.29)	0.00	12.12	(14.11)	57,987	(0.83)	1.37	(e)	73
2014	13.85	(0.09)	1.76	1.67	(0.16)	(0.16)	0.00	15.36	12.11	105,369	(0.59)	1.38		94

Class C
2018	$12.74	$(0.17)	$(0.53)	$(0.70)	$(0.07)	$(0.07)	$0.00	$11.97	(5.48)%	$24,992	(1.38)%	2.28%		105%
2017	12.06	(0.22)	1.05	0.83	(0.15)	(0.15)	0.00	12.74	7.04	37,147	(1.83)	2.18	(e)	77
2016	10.64	(0.21)	1.63	1.42	—	—	0.00	12.06	13.35	57,796	(1.85)	2.17	(e)	60
2015	13.73	(0.20)	(1.60)	(1.80)	(1.29)	(1.29)	0.00	10.64	(14.74)	70,274	(1.58)	2.12	(e)	73
2014	12.49	(0.18)	1.58	1.40	(0.16)	(0.16)	0.00	13.73	11.25	87,443	(1.31)	2.13		94

Class I
2018	$15.02	$(0.06)	$(0.62)	$(0.68)	$(0.07)	$(0.07)	$0.00	$14.27	(4.50)%	$34,947	(0.39)%	1.28%		105%
2017	14.05	(0.11)	1.23	1.12	(0.15)	(0.15)	0.00	15.02	8.11	71,138	(0.83)	1.18	(e)	77
2016	12.27	(0.11)	1.89	1.78	—	—	0.00	14.05	14.51	103,490	(0.85)	1.17	(e)	60
2015	15.50	(0.09)	(1.85)	(1.94)	(1.29)	(1.29)	0.00	12.27	(13.90)	174,754	(0.58)	1.12	(e)	73
2014	13.94	(0.05)	1.77	1.72	(0.16)	(0.16)	0.00	15.50	12.39	318,785	(0.30)	1.13		94

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(b)	Per share amounts have been calculated using the average shares outstanding method.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund incurred interest expense during the fiscal years ended September 30, 2018, 2017, 2016, 2015, and 2014, and the effect of interest expense was minimal.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the fiscal years ended September 30, 2017, 2016, and 2015, there was no impact to the expense ratios.

APPENDIX A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Company’s Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing Small Cap Growth Fund, Global Financial Services Fund or Equity Income Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Small Cap Growth Fund’s, Global Financial Services Fund’s and Equity Income Fund’s prospectus.

Front-end Sales Load Waivers on Small Cap Growth Fund and Equity Income Fund Class A Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program or exchange of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory account)
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)
Shares exchanged from Class C shares of the same fund in the month of or following the 10 year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Small Cap Growth Fund and Equity Income Fund Class A and C Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch for the Small Cap Growth Fund and Equity Income Fund: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Small Cap Growth Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

The Gabelli Focus Five Fund

The Gabelli Global Financial Services Fund

(Class AAA, A, C, and I Shares)

For More Information:

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Appendix A:

Appendix A to this prospectus, “Sales Charge Reductions and Waivers Available through Certain Intermediaries” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll free telephone, or the Internet as follows:

Gabelli Equity Series Funds, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Funds’ prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-06367)

GABELLI EQUITY SERIES FUNDS, INC.

THE GABELLI SMALL CAP GROWTH FUND

THE GABELLI EQUITY INCOME FUND

THE GABELLI FOCUS FIVE FUND

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

This Statement of Additional Information (“SAI”), which is not a prospectus, describes:

FUND	CLASS	TICKER SYMBOL
The Gabelli Small Cap Growth Fund	AAA	GABSX
(“Small Cap Growth Fund”)	A	GCASX
	C	GCCSX
	I	GACIX
The Gabelli Equity Income Fund	AAA	GABEX
(“Equity Income Fund”)	A	GCAEX
	C	GCCEX
	I	GCIEX
The Gabelli Focus Five Fund	AAA	GWSVX
(“Focus Five Fund”)	A	GWSAX
	C	GWSCX
	I	GWSIX
The Gabelli Global Financial Services Fund	AAA	GAFSX
(“Global Financial Services Fund”)	A	GGFSX
	C	GCFSX
	I	GFSIX

(each a “Fund” and together the “Funds”) which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the “Company”). This SAI should be read in conjunction with the prospectus for Class AAA shares, Class A shares, Class C shares, and Class I shares of the Funds dated January 28, 2019. This SAI is incorporated by reference in its entirety into the Company’s prospectus. Portions of the Company’s annual report and semiannual report (unaudited) to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus, the Company’s annual report or semiannual report to shareholders, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

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GENERAL INFORMATION

The Company is an open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Small Cap Growth Fund, Equity Income Fund, Focus Five Fund, and Global Financial Services Fund are each a series of the Company and commenced operations on October 22, 1991, January 2, 1992, December 31, 2002, and October 1, 2018, respectively. The Small Cap Growth Fund and Equity Income Fund are each classified as a diversified investment company and the Focus Five Fund and Global Financial Services Fund are each classified as a “non-diversified” investment company. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Funds’ prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve these objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Funds may invest in any of the securities described herein.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

The Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like its common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, they are not rated BBB or better by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Funds may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Debt Securities

Under normal market conditions, the Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund may each invest up to 20% of its total assets, and the Global Financial Services Fund may invest without limit, in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset-and mortgage-backed securities, and money market instruments such as commercial paper and bankers’ acceptances. These investments involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment. It is also possible that the issuer of a

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security will not be able to make interest and principal payments when due. There is also no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default although the Funds will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Funds will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).

The likelihood of passage of any additional legislation or the effect thereof is uncertain. Similarly, subject to certain exceptions, recently enacted tax legislation imposes additional limitations on the deductibility of interest more generally.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher- quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Funds’ liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Company’s Board of Directors (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Corporate Reorganizations

Subject to each Fund’s applicable investment policies, each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing their brokerage and other transaction expenses.

In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also trade at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded

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by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio manager who must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics and business climate when the offer or proposal is in progress.

In making these types of investments each Fund will not violate any of its investment restrictions (see “Investment Restrictions” below) including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer (Equity Income Fund and Small Cap Growth Fund only) and (b) it will not invest more than 25% of its total assets in any one industry (Equity Income Fund, Focus Five Fund and Small Cap Growth Fund only).

Sector Risks

Financial Services The Equity Income Fund has in the past focused, and may in the future focus, and the Global Financial Services Fund concentrates, its investments in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

Asset-Backed and Mortgage-Backed Securities (Equity Income Fund, Small Cap Growth Fund and Global Financial Services Fund only)

Prepayments of principal may be made at any time on the obligations underlying asset- and most mortgage- backed securities and are passed on to the holders of the asset- and mortgage- backed securities. As a result, if a Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or foreign regulatory developments could materially impact the value of a Fund’s assets, expose a Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

Investments in Foreign Securities

The Small Cap Growth Fund and the Equity Income Fund may invest up to 35% of its total assets, and the Focus Five Fund and the Global Financial Services Fund may invest without limit, in the securities of non-U.S. issuers. However, the Equity Income Fund, Focus Five Fund and Small Cap Growth Fund do not currently expect to invest a significant portion of their assets in such securities. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Small Cap Growth Fund and Equity Income Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a United States (“U.S.”) company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds’ performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or the investor.

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Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Frontier Markets. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

Governments of many frontier countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which a Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of a Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

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Investing in Africa. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions, which may negatively affect the value of investments in a Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Investing in Eastern Europe. An investment in Eastern European issuers may subject a Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which a Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of a Fund’s assets invested in Eastern European issuers as a result of expropriation; certain national policies which may restrict a Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Investing in the Middle East. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Investing in Japan. There are special risks associated with investments in Japan. If a Fund invests in Japan, the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus a Fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of a Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities.

Investing in Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of a Fund’s shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some

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Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Investing in Asia-Pacific Countries. In addition to the risks of investing in foreign securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

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As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“BREXIT”). As a result of BREXIT, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent a Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of a Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Hedging Transactions

Options. Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or hedging the value of each Fund’s portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s assets. Certain types of options that a Fund may purchase or sell may now be regulated as swaps by the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. government, or as security-based swaps by the Securities and Exchange Commission (“SEC”). The regulation of such options as swaps or security-based swaps is a recent development and there can be no assurance that the regulation of these types of instruments as swaps will not have an adverse effect on a Fund that utilizes these instruments.

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC

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and must be executed through a futures commission merchant (i.e., a brokerage firm) who is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchanges’ affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline in the U.S. dollar versus the currency of a particular country to which the Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

Other Swap and Derivative Transactions. Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers.

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The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations, making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change a Fund’s trading of Covered Swaps. With respect to mandatory central clearing, each Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for a Fund. In either scenario, the Adviser and/or a Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from, and post to, a Fund variation margin (and initial margin, if a Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances. U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. Each Fund relies upon an exclusion from the definition of “commodity pool operator” to avoid registration with the CFTC, and this exclusion imposes certain trading restrictions on each Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

1940 Act Limitations. To the extent the terms of derivatives transactions obligate a Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of derivatives transactions obligate a Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), or considered borrowings subject to the Fund’s limitations on borrowings, but may create leverage for the Fund. To the extent that a Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to a 300% asset coverage requirement pursuant to 1940 Act requirements.

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These earmarking, segregation or cover requirements can result in a Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Unseasoned Companies

The Small Cap Growth Fund, the Focus Five Fund and the Global Financial Services Fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and price volatility. The Small Cap Growth Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.

Other Investment Companies

The Small Cap Growth Fund, the Focus Five Fund and the Global Financial Services Fund each may invest up to 10% of its total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more than 3% of the voting securities of any one investment company).

Investments in Warrants and Rights

Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security. With respect to the Small Cap Growth Fund and Equity Income Fund, investments in warrants and rights are limited to up to 5% of each Fund’s total assets.

When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Funds prior to the settlement date. Each Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. government securities, or other highly liquid securities deposited with the broker-dealer. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss

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increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short- sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

With respect to the Small Cap Growth Fund and Equity Income Fund, the market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. With respect to all Funds, a Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Funds may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities, which are subject to legal or contractual restrictions on resale, may be considered illiquid and may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test; to the extent the Board treats such securities as liquid, temporary impairment to trading patterns of such securities may adversely affect a Fund’s liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the New York Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, the Fund’s investments in repurchase agreements are subject to the limit of investing no more than 5% of its net assets in illiquid securities. Therefore, a Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.

Contingent Convertible Securities (Global Financial Services Fund only)

One type of convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

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Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuation. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Loans of Portfolio Securities

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Funds may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, would otherwise require the untimely disposition of their portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. The Funds will not make additional investments when borrowings exceed 5% of assets. The Funds may mortgage, pledge, or hypothecate assets to secure such borrowings. The foregoing policies regarding borrowing are not fundamental policies of the Funds and the Board may change them without a vote of the Funds’ shareholders so long as they remain consistent with the Funds’ fundamental investment restrictions. See “Investment Restrictions.”

Temporary Defensive Investments

For temporary defensive purposes each Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high- quality money market instruments.

Market Disruption and Geopolitical Risk

Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the European Monetary Union (“EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

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As a result of BREXIT, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of each Fund’s portfolio could be adversely impacted by the events above. The Funds do not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the U.S. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect each Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair each Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

Past instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect each Fund, its securities and/or the Fund’s investments in ways that are unforeseeable. Such legislation or regulation may change the way in which each Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Adviser and each Fund. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting each Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd- Frank Act, and any additional future legislation or regulation, is not yet certain and the Adviser and each Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase each Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

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In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Funds to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Funds are currently required to comply with certain aspects of the rule, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Funds. The Funds are required to maintain this reporting information in their records and will currently be required to begin reporting this information to the SEC no later than April 30, 2019. The effect these new rules will have on the Funds is not yet known, but may impact a Funds’ performance and ability to achieve its investment objective.

The current presidential administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Funds cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Funds’ competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

The risks and uncertainties associated with these policy proposals are heightened by the recent U.S. federal election, which has resulted in different political parties controlling the U.S. House of Representatives, on the one hand, and the U.S. Senate and the Executive Branch, on the other hand. Additional risks arising from the differences in expressed policy preferences among the various constituencies in these branches of the U.S. government has led in the past, and may lead in the future, to short term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have an adverse impact on companies in the Funds’ portfolios and consequently on the value of their securities and the Funds’ net asset values.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The recently enacted Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Funds and their indirect effect on the value of our Funds’ assets or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Funds. There also may be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds or their shareholders.

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

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Portfolio Turnover

The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Each Fund’s portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2018 and 2017, the turnover rates were 3% and 4%, respectively, for the Small Cap Growth Fund, less than 0.5% and 1%, respectively, for the Equity Income Fund, and 105% and 77%, respectively, for the Focus Five Fund. The Global Financial Services Fund commenced operations on October 1, 2018.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the applicable Fund’s shareholders defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy.

Small Cap Growth Fund and Equity Income Fund

Under such restrictions, each of these Funds may not:

1.

With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

2.	Invest 25% or more of the value of its total assets in any one industry;

3.

Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. A Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

4.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

5.

Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Invest for the purpose of exercising control over management of any company;

7.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

8.	Purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas, or mineral interests.

Focus Five Fund

Under such restrictions, the Fund may not:

1.	Invest 25% or more of the value of its total assets in any one industry;

2.

Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments, or the acquisition of assets subject to repurchase agreements;

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4.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.	Invest for the purpose of exercising day to day operating control over management of any company;

6.	Purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

7.	Purchase or sell commodities or commodity contracts or invest in any oil, gas, or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.

Global Financial Services Fund

Under such restrictions, the Fund may not:

1.

Invest 25% or more of the value of its total assets in any one industry, except that under normal market conditions, the Fund will invest at least 25% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the financial services sector;

2.

Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.

Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

5.	Invest for the purpose of exercising control over management of any company;

6.

Purchase or sell real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

7.	Purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas, or mineral interests.

For purposes of restriction (1) above, with respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Company management. If Company management chooses to define industry classifications pursuant to the foregoing, it will do so in a reasonable manner that is consistent with the purpose and intent of the industry classifications as represented generally by such widely recognized market indexes or rating group indexes, and any such management industry classifications will be applied consistently over time and in good faith.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q, N-PORT or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Company or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or Chief Executive Officer, or General Counsel of the parent company of the Adviser.

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Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.

To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.

To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.

To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.

To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, each Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc. Donnelley Financial Solutions and Appatura provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

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DIRECTORS AND OFFICERS

Under Maryland law, the Company’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Funds’ officers who conduct the daily business of the Funds. Information pertaining to the Directors and Officers of the Company is as follows:

Name, Position(s), Address(1) And Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years
INTERESTED DIRECTORS(4):

Mario J. Gabelli Chairman and Chief Investment Officer Age: 76	Since 1992	35	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS(5):

Anthony J. Colavita(6) Director Age: 83	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 79	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura(6) Director Age: 50	Since 2009	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 93	Since 1991	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris(6) Director Age: 84	Since 1991	23	Chairman and Chief Executive Officer of BALMCAC International, Inc. (global import/export company)	—

Salvatore J. Zizza(6)(7) Director Age: 73	Since 2001	32	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semi conductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 67	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)

“Interested person” of the Funds as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered to be an “interested person” of the Funds because of their affiliation with the Funds’ Adviser.

(5)	Directors who are not considered to be “interested persons” of the Funds as defined in the 1940 Act are considered to be “Independent” Directors.
(6)

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV; Mr. Zizza is an independent director of Gabelli International Ltd.; and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.

(7)

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934.

The Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and experience.

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Interested Directors:

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as Director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary

Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, LLC (“G.research”), an institutional research and brokerage firm which is an affiliate of the Adviser. He is President of John Gabelli Inc. and has over thirty-five years of experience in the asset management industry. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Gabelli also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

Independent Directors:

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is the Chairman of the Funds’ Nominating Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

Vincent D. Enright. Mr. Enright is a member of the Funds’ Audit Committee and a member of both multi-fund ad hoc Compensation Committees (described below under “Directors — Leadership Structure and Oversight Responsibilities”). He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of Key Span Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is a member of the Funds’ Nominating Committee. Mr. Nakamura was previously a Board member of The LGL Group, Inc., a diversified manufacturing company. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania–The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Funds’ ad hoc Proxy Voting Committee. Mr. Morrissey serves on comparable or other board committees with respect to other funds in the Gabelli/GAMCO Fund Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He also served as a trustee to Boston College and is continuing Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, a member of the Financial Council of the Archdiocese of Boston and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a Director of several other private and public funds, trusts, and foundations.

Mr. Morrissey is a graduate of Boston College and Harvard Law School.

Anthony R. Pustorino, CPA. Mr. Pustorino is a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Funds’ Audit and ad hoc Proxy Voting Committees, and has been designated as the Funds’

22

Audit Committee Financial Expert. He is a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino was a director of The LGL Group, Inc., a diversified manufacturing company, and Chairman of its Audit Committee. He was previously the President and shareholder of a CPA firm, and a professor of accounting at both Fordham University and Pace University. Mr. Pustorino served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. He was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received his Bachelor’s degree in Business from Fordham University and an M.B.A. from New York University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company for over twenty years. He serves on the boards of other funds in the Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza serves as Lead Independent Director of the Funds. He is also a member of the Funds’ ad hoc Proxy Voting Committee and both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and his M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex- wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Directors may from time to time also serve on this separate committee.

All of the Funds’ Directors, other than Messrs. Gabelli, are Independent Directors and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

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Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 15, 2018. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements’ responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended September 30, 2018, the Audit Committee met twice.

The Company’s Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Nakamura, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended September 30, 2018.

The Company’s ad hoc Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Morrissey, and Zizza, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2018.

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Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2018.

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTORS:

Mario J. Gabelli	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	E E E B	E

John D. Gabelli	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	A A A A	E
INDEPENDENT DIRECTORS:

Anthony J. Colavita	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	E E C A	E

Vincent D. Enright	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	E E C B	E

Robert J. Morrissey	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	E E A A	E

Kuni Nakamura	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	B D C A	E

Anthony R. Pustorino	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	E B C A	E

Anthonie C. van Ekris	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	B B B A	E

Salvatore J. Zizza	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund The Gabelli Global Financial Services Fund	A A A A	E

*	Key to Dollar Ranges- Information as of December 31, 2018.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2018, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

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Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$14,238	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$1,004,858	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$10,590	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$345,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$13,420	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$40,560	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$240	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,407,180	1.18%
Salvatore J. Zizza	Same	Gabelli Performance Partners L.P.	Limited Partnership Interests	$302,307	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Funds for serving as an Officer or Director of the Company. The Company pays each Independent Director who is not a director, officer, or employee of the Adviser or any of its affiliates $18,000 per annum and $2,000 per meeting attended in person and $500 per meeting attended by telephone and reimburses each Director for related travel and out of pocket expenses. All Board committee members receive $1,000 per meeting attended. The Lead Director receives an additional $2,000 per annum and the Chairman of the Audit Committee receives an additional $3,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain special meetings or committee meetings on behalf of multiple funds.

The following table sets forth certain information regarding the compensation of the Company’s Directors. No Officer or person affiliated with the Company received compensation in excess of $60,000 from the Company for the fiscal year ended September 30, 2018.

Compensation Table

Aggregate Compensation from Registrant (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Funds*	Aggregate Compensation from the Company and Fund Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli, Director	$0	$0	(0)
John D. Gabelli, Director	$0	$0	(0)
INDEPENDENT DIRECTORS:
Anthony J. Colavita, Director	$26,500	$323,124	(28)
Vincent D. Enright, Director	$28,500	$223,750	(17)
Robert J. Morrissey, Director	$24,000	$68,000	(6)
Kuni Nakamura, Director	$26,500	$312,962	(37)
Anthony R. Pustorino, Director	$31,500	$134,750	(10)
Anthonie C. van Ekris, Director	$26,500	$217,500	(22)
Salvatore J. Zizza, Director	$28,500	$328,500	(30)

*	Represents the total compensation paid to such persons for the fiscal year ended September 30, 2018.
**

Represents the total compensation paid to such persons during the fiscal year ended September 30, 2018. The parenthetical number represents the number of investment companies (including the Funds) or portfolios that are considered part of the Gabelli/GAMCO Fund Complex.

Code of Ethics

The Company, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

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Proxy Voting Policies

The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co. LLC (“Glass Lewis”), other third-party services, and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In these instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager and any recommendations by G.research, LLC’s (“G.research”) analysts. The portfolio manager, any member of Senior Management, or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s General Counsel believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, General Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, Counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Company to determine a resolution.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Committee will cast the deciding vote. The Proxy Voting Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2018, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of any Fund:

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Small Cap Growth Fund:
Class AAA	Charles Schwab & Co Inc Special Custody Acct FBO Exclusive Benefit Of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	46.09%	Record	*

	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	15.93%	Record	*

Class A	Pershing LLC Jersey City, NJ 07399-0001	16.70%	Record	*
	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St Louis, MO 63103-2523	14.19%	Record	*
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	12.16%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	7.93%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	6.69%	Record	*
	Pims/Prudential Retiremen As Nominee For The Ttee/Cust Linthicum, MD 21090-2917	6.28%	Record	*
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations SAN DIEGO, CA 92121-3091	5.02%	Record	*

Class C	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	20.54%	Record	*

	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	13.31%	Record	*

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NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
	Morgan Stanley Smith Barney Jersey City, NJ 07311	10.44%	Record	*
	Charles Schwab & Co Inc Special Custody Acct FBO Customers San Francisco, CA 94105-1905	10.34%	Record	*
	Pershing LLC Jersey City, NJ 07399-0001	8.82%	Record	*
	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller St. Petersburg, FL 33716-1100	7.45%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	6.77%	Record	*

Class I	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	40.33%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	11.74%	Record	*
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	5.96%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	5.02%	Record	*
Equity Income Fund:
Class AAA	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	42.54%	Record	*
	Charles Schwab & CO Inc Special Custody Acct FBO Exclusive Benefit Of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	19.01%	Record	*
Class A	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	26.37%	Record	*

29

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
	Morgan Stanley Smith Barney Jersey City, NJ 07311	17.51%	Record	*
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund OPS Manager Minneapolis, MN 55402-4413	9.47%	Record	*
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	8.98%	Record	*
	Pershing LLC Jersey City, NJ 07399-0001	8.48%	Record	*

Class C	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	27.17%	Record	*
	Morgan Stanley Smith Barney Jersey City, NJ 07311	22.03%	Record	*
	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller St. Petersburg, FL 33716-1100	8.89%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	8.35%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	8.28%	Record	*
	Charles Schwab & Co Inc Special Custody Acct FBO Customers San Francisco, CA 94105-1905	7.52%	Record	*
	Pershing LLC Jersey City, NJ 07399-0001	5.51%	Record	*
Class I	Morgan Stanley Smith Barney Jersey City, NJ 07311	34.24%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	14.80%	Record	*

30

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	12.30%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	6.17%	Record	*
Focus Five Fund:
Class AAA	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	16.74%	Record	*
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept, 4th Fl Jersey City, NJ 07310-1995	11.32%	Record	*
	Charles Schwab & Co INC Special Custody Acct FBO Exclusive Benefit Of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	9.53%	Record	*

Class A	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	30.85%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	15.70%	Record	*
	Pershing LLC Jersey City, NJ 07399-0001	12.63%	Record	*
	Morgan Stanley Smith Barney Jersey City, NJ 07311	10.81%	Record	*
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept 4th fl Jersey City, NJ 07310-1995	6.80%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	5.45%	Record	*
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund OPS Manager Minneapolis, MN 55402-4413	5.34%	Record	*

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NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Class C	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	25.89%	Record	*
	Morgan Stanley Smith Barney Jersey City, NJ 07311	19.84%	Record	*
	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	17.22%	Record	*
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund OPS Manager Minneapolis, MN 55402-4413	7.46%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	6.60%	Record	*
	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller St. Petersburg, FL 33716-1100	5.31%	Record	*

Class I	UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	33.42%	Record	*
	Morgan Stanley Smith Barney Jersey City, NJ 07311	22.88%	Record	*
	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	7.84%	Record	*
	Ascensus Trust Company FBO Gabelli Funds 401(K) Profit Sharing Fargo, ND 58106-0577	5.88%	Record	*
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund OPS Manager Minneapolis, MN 55402-4413	5.28%	Record	*
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	5.22%	Record	*

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NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Global Financial Services Fund:

Class AAA	Arthur D Indianer TTEE Boynton Beach, FL 33473-5066	49.24%	Beneficial
	UMB Bank NA FBO Benedict Arbutiski Washington, DC 20008-3143	26.21%	Record	*
	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	11.49%	Record	*
	Vincent D. Enright New Providence, NJ 07974-2444	10.60%	Beneficial

Class A	Mario J. Gabelli Greenwich, CT 06830	100.00%	Beneficial	(b)

	Gabelli Funds LLC Attn: Nick Damiano Rye, NY 10580-1422	100.00%	Beneficial

Class C	Mario J. Gabelli Greenwich, CT 06830	100.00%	Beneficial	(b)
	Gabelli Funds LLC Attn: Nick Damiano Rye, NY 10580-1422	100.00%	Beneficial

Class I	John D. Lapey** Pelham, NY 10803-2529	80.88%	Beneficial	(a)

	Mario J. Gabelli Greenwich, CT 06830	16.97%	Beneficial	(b)

	Associated Capital Group Inc Rye, NY 10580-1422	16.97%	Beneficial

	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	13.02%	Record	*

*	Beneficial ownership is disclaimed.
**	John D. Lapey is the legal name of Ian Lapey. He is the portfolio manager of the Global Financial Services Fund.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.
(a)	Includes shares held at Wells Fargo Clearing Services, LLC as shown in the table above.
(b)

Includes shares of Global Financial Services Fund beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders, including beneficial ownership of Gabelli Funds LLC for Class A and Class C Shares, and beneficial ownership of Associated Capital Group, Inc. for Class I Shares.

As of December 31, 2018, as a group, the Officer and Directors owned 1.04%, 1.51%, and 16.95%, of the Equity Income Fund, Focus Five Fund, and the Global Financial Services Fund, respectively, aggregating all classes of each Fund. Directors and Officers of the Small Cap Growth Fund, aggregating all classes of shares, owned less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company and registered investment adviser under the Investment Company Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately

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$23.2 billion as of September 30, 2018. The Adviser is a wholly owned subsidiary of GBL. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $17.3 billion as of September 30, 2018; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $3.2 billion as of September 30, 2018, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.1 billion as of September 30, 2018; and Gabelli Fixed Income, LLC, an indirect wholly-owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2018. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of September 30, 2018. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives.

Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Funds pursuant to investment advisory contracts (the “Contracts”). Pursuant to the Contracts, which were initially approved by each Fund’s sole shareholder on October 2, 1991 for the Small Cap Growth Fund, December 9, 1991 for the Equity Income Fund, December 31, 2002 for the Focus Five Fund, and September 24, 2018 for the Global Financial Services Fund, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund, and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Funds by others, including The Bank of New York Mellon, the Funds’ Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), State Street Bank and Trust Company (“State Street”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or their shares under such laws; and (vii) prepares notices and agendas for meetings of the Company Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund’s NAV per share is an expense payable by the Company pursuant to the Contracts. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000 in connection with the cost of computing the Funds’ NAV. During the fiscal year ended September 30, 2018, the Small Cap Growth, Equity Income, and Focus Five Funds reimbursed the Adviser $45,000, $45,000, and $45,000, respectively, in connection with the cost of computing each Fund’s NAV. The Global Financial Services Fund commenced operations on October 1, 2018.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser

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or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By their terms, the Contracts will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by each Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, each Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of each Fund’s net assets and allocable to each class on the basis of assets attributable to such class. For the last three fiscal years ended September 30, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Paid to Adviser by Each Fund

(Fiscal years ended September 30)

	2018	2017	2016
Small Cap Growth Fund	$37,668,438	$35,564,508	$33,148,232
Equity Income Fund	$13,155,211	$16,325,845	$20,228,367
Focus Five Fund	$1,267,784	$1,807,163	$2,656,396

In fiscal years 2018, 2017, and 2016, the Small Cap Growth Fund’s advisory fees were reduced by $159,653, $33,130, and $9,671, respectively, relating to advisory fees on unsupervised assets.

No historical data are provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Financial Services Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Global Financial Services Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect through January 31, 2020, and may be terminated only by the Board of Directors of the Company before such time.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which each portfolio manager was primarily responsible for day to day management during the fiscal year ended September 30, 2018.

EXCLUDES SMALL CAP GROWTH FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies*:	26	$19.4 billion	6	$5.7 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$923.5 million
	Other Accounts:	1,046	$9.1 billion	3	$536.0 million

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EXCLUDES EQUITY INCOME FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies*:	26	$22.0 billion	6	$5.7 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$923.5 million
	Other Accounts:	1,046	$9.1 billion	3	$536.0 million

EXCLUDES FOCUS FIVE FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Daniel M. Miller	Registered Investment Companies:	2	$2.1 billion	1	$2.1 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	18	$59.0 million	0	$0

EXCLUDES GLOBAL FINANCIAL SERVICES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Ian Lapey**	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$17.8 million	0	$0

*	The total number of Registered Investment Companies (“RICs”) in the Fund Complex is 49. Mr. Gabelli is the sole portfolio manager of 9 RICs and part of the portfolio management team of 12 RICs.
**	Information for Mr. Lapey as of December 31, 2018. The Fund commenced investment operations on October 1, 2018.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Some of the Portfolio Managers manage multiple accounts. As a result, they may not be able to devote all of their time to management of the Fund(s). These Portfolio Managers therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund(s).

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

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Selection of Broker-Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Funds’ affiliated broker-dealer and his indirect majority ownership interest in the affiliated broker-dealer, he may have an incentive to use the affiliated broker-dealer to execute portfolio transactions for a the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Funds are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit that portfolio manager.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Ian Lapey and Daniel M. Miller

The compensation of the Portfolio Managers for the Gabelli Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Messrs. Lapey and Miller receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Global Financial Services Fund (Mr. Lapey only), the Focus Five Fund (Mr. Miller only) and separate accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Global Financial Services Fund (Mr. Lapey only), the Focus Five Fund (Mr. Miller only) or other managed accounts. Mr. Miller also receives compensation from G.research for services performed in his capacity as an employee of G.research, an affiliate of the Adviser. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Equity Income Fund and Small Cap Growth Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to these Funds. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee

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arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager of accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equities Securities Held in each Fund*
Mario J. Gabelli	Small Cap Growth Fund	G
	Equity Income Fund	G
Ian Lapey	Global Financial Services Fund	G**
Daniel M. Miller	Focus Five Fund	F

*	Key to Dollar Ranges – Information as of September 30, 2018
**	As of December 31, 2018. Because the Global Financial Services Fund did not offer shares prior to October 1, 2018, Mr. Lapey did not own any shares of the Fund as of September 30, 2018.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Company’s operations except those performed by the Adviser under its advisory agreement with the Funds’; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Funds’ shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all of the Company’s Board meetings, including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Company’s shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio, (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Company in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion-0.0275%; $10 billion to $15 billion-0.0125%; $15 billion to $20 billion-0.0100%; over $20 billion-0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Funds.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, serves as the Company’s legal counsel.

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Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, PA, 19103, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street, 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for each Fund’s cash and securities. DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), located at, 30 Dan Road, Canton, MA 02021-2809, performs the shareholder services and acts as each Fund’s transfer agent and dividend disbursing agent. Neither State Street or DST assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement each Fund’s 12b-1 Plans, each Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GBL having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of each Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Set forth in the table below are the aggregate amount of underwriting commissions and the amount retained by the Distributor during the fiscal year ended September 30, 2018:

	Fiscal Year Ended September 30	Aggregate Commissions	Amounts Retained by Distributor
Small Cap Growth Fund	2016	$475,725	$69,177
	2017	$430,153	$61,978
	2018	$394,444	$57,047
Equity Income Fund	2016	$784,096	$117,129
	2017	$525,745	$83,832
	2018	$283,154	$43,770
Focus Five Fund	2016	$125,709	$17,499
	2017	$46,310	$5,869
	2018	$58,227	$8,630

Set forth in the table below are the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2018:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Small Cap Growth Fund	$57,047	$11,084	$263,917	$0
Equity Income Fund	$43,770	$11,729	$172,471	$0
Focus Five Fund	$8,630	$9,095	$17,725	$0

No historical data is provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA shares, Class A shares, and Class C shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

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Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company’s Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures.

For the fiscal year ended September 30, 2018, the Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund incurred distribution costs of $7,377,909, $3,888,357, and $419,836, respectively, to G.distributors for underwriting. The Plan compensates the Distributor regardless of its expense. No historical data is provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

Distribution Costs and Expenses

Incurred for the Year Ended September 30, 2018

	Class AAA	Class A	Class C
Small Cap Growth Fund	$4,530,544	$558,863	$2,288,499
Equity Income Fund	$1,482,768	$257,768	$2,147,818
Focus Five Fund	$48,808	$61,288	$309,738

For the fiscal year ended September 30, 2018, the Distributor identified expenditures for the Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively, of approximately: $128,000, $51,300, and $4,600 for advertising and promotion, $24,900, $10,400, and $900 for printing, postage and stationery, $57,900, $24,000, and $2,000 for overhead support expenses, $185,800, $108,800, and $13,000 for advanced commissions, $617,200, $256,200, and $26,500 for salaries of personnel of the Distributor, and $6,291,300, $3,494,000, and $378,900 for third party servicing fees. No historical data is provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of their average daily net assets of Class AAA shares, Class A shares, and 1.00% (0.25% for service and 0.75% for distribution) of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of that Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually by the Company’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party thereto upon sixty days’ written notice.

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, each of the Funds also makes payments to the providers of these programs, out of their assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses a Fund would otherwise incur in maintaining shareholder accounts for those who invest in a Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates that each Fund’s class of shares were first offered to the public:

	Class AAA	Class A	Class C	Class I
Small Cap Growth Fund	10/22/1991	12/31/2003	12/31/2003	1/11/2008
Equity Income Fund	1/2/1992	12/31/2003	12/31/2003	1/11/2008
Focus Five Fund	12/31/2002	12/31/2002	12/31/2002	1/11/2008
Global Financial Services Fund	10/1/2018	10/1/2018	10/1/2018	10/1/2018

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Company or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Funds’ prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services.

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Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Under each Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative

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charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $0 for Small Cap Growth Fund, $20 for Equity Income Fund, and $67,070 for Focus Five Fund, respectively, on portfolio transactions in the principal amount of $0, $69,318, and $36,794,157 for Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively, during the fiscal year ended September 30, 2018. The average commissions on these transactions were $0.000, $0.020, and $0.029 per share for Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively.

Investment research obtained by allocations of a Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Company’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years:

Small Cap Growth Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2016	$236,040
	2017	$315,807
	2018	$385,008
Commissions paid to G.research	2016	$159,767
	2017	$213,283
	2018	$263,917
% of Total Brokerage Commissions paid to G.research	2018	68.55%
% of Total Transactions involving Commissions paid to G.research	2018	64.51%

Equity Income Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2016	$392,060
	2017	$309,883
	2018	$228,056
Commissions paid to G.research	2016	$326,045
	2017	$245,285
	2018	$172,471
% of Total Brokerage Commissions paid to G.research	2018	75.63%
% of Total Transactions involving Commissions paid to G.research	2018	80.78%

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Focus Five Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2016	$382,609
	2017	$247,617
	2018	$161,358
Commissions paid to G.research	2016	$1,500
	2017	$0
	2018	$0
% of Total Brokerage Commissions paid to G.research	2018	0.00%
% of Total Transactions involving Commissions paid to G.research	2018	0.00%

No historical data is provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

During the fiscal year ended September 30, 2018, the following Funds purchased securities of their regular brokers or dealers and the holdings at the end of the fiscal year ended September 30, 2018 are:

Fund	Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
Equity Income Fund	Bank of New York Mellon Corp.	644,500	$32,863,055
Small Cap Growth Fund	Macquarie Infrastructure Corp.	208,000	$9,595,040

During the fiscal year ended September 30, 2018, the Focus Five Fund did not purchase securities of its regular broker-dealers or its parents.

No historical data is provided for the Global Financial Services Fund because it commenced operations on October 1, 2018.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of each Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Each Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.

Except with respect to Class I Shares, no minimum initial investment is required for Officers, Directors, or full-time employees of the Funds, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children.

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DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class I shares, as applicable, as a result of the higher service and distribution- related fees to which Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund’s NAV, equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser and/or the Pricing Committee.

Equity Securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements and such information will be presented to the Board for ratification at its next scheduled meeting. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

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Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

A Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has elected to qualify, or in the case of the Global Financial Services Fund intends to elect to quality upon the filing its tax return for its initial taxable year, and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.”

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Funds will be subject to regular corporate-level income taxes. In addition, if a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for

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tax purposes as long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year-end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributions

Except as provided below, distributions of investment company taxable income, whether paid in cash or reinvested in the applicable Fund’s shares, are taxable to a U.S. shareholder as ordinary income. Distributions that are properly reported by a Fund and are attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced rate, provided that certain holding period and other requirements are met. Properly reported dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction.

Properly reported distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses) (“capital gain dividends”), if any, are taxable as long term capital gain, whether paid in cash or in shares and regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. This policy may restrict the Equity Income Fund’s ability to pay out all its net long term capital gains as a capital gain dividend. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

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Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Medicare Tax

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions will be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. The Funds do not expect that they will be eligible to elect to “pass through” to their shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Funds with respect to qualifying taxes.

47

Special Federal Income Tax Rules

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gain or qualified dividend income into higher taxed short term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

INVESTMENT PERFORMANCE INFORMATION

From time to time, each Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of each Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that each Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in each Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, each Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

DESCRIPTION OF THE FUNDS’ SHARES

Description of the Funds’ Shares

Each Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion three hundred fifty million shares of stock having a par value of one tenth of one cent ($0.001) per share. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares to replace its Directors. The Company’s Board is authorized to classify or reclassify the unissued shares of the Company to one or more classes of a separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into four series each having a separate portfolio. The Funds offer Class AAA, Class A, Class C, and Class I Shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class of each series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV per share, at the option of the shareholder.

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The Company sends semiannual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements, which will be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectus and reports to shareholders to all accounts at the same address who have the same last name or who the Company reasonably believes are members of the same family. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.

Corporate Matters

The Company reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters, and auditors and on any proposed material amendment to the Company Certificate of Incorporation.

Upon liquidation of the Company or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority, as defined by the 1940 Act, of the outstanding voting securities of a Fund or the Company at a meeting called for the purpose of considering such approval.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, G. distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

The Company will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended September 30, 2018, including the Reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund’s 2018 Annual Report to Shareholders. There are no Financial Statements for the Gabelli Global Financial Services Fund because the Fund commenced operations on October 1, 2018. Each Fund’s Annual Report and Semiannual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.     An application for rating was not received or accepted.

2.     The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.     There is a lack of essential data pertaining to the issue or issuer.

4.     The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:

Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”) Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N:

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28.		Exhibits

	(a)(1)	Articles of Incorporation of the Registrant, dated July 25, 1991 — incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 28, 1998 (Accession No. 0000950152-98-000527) (“Post-Effective Amendment No. 7”).

	(a)(2)	Articles of Amendment, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 31, 2000 (Accession No. 0000927405-00-000032) (“Post-Effective Amendment No. 10”).

	(a)(3)	Articles of Amendment, dated June 20, 2017 — incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on July 5, 2017 (Accession No. 0001193125-17-221875) (“Post-Effective Amendment No. 43”).

	(a)(4)	Articles Supplementary, dated January 28, 2000, with respect to Gabelli Equity Income Fund — incorporated by reference to Post-Effective Amendment No. 10.

	(a)(5)	Articles Supplementary, dated January 28, 2000, with respect to Gabelli Small Cap Value Fund — incorporated by reference to Post-Effective Amendment No. 10.

	(a)(6)	Articles Supplementary, dated December 27, 2002, with respect to Gabelli Equity Series Funds, Inc. — incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 31, 2003 (Accession No. 0000935069-03-000085) (“Post-Effective Amendment No. 14”).

	(a)(7)	Articles Supplementary, dated January 28, 2005, with respect to Gabelli Equity Series Funds, Inc. — incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 31, 2005 (Accession No. 0000935069-05-000148) (“Post-Effective Amendment No. 17”).

	(a)(8)	Articles Supplementary, dated June 20, 2017, with respect to Gabelli Equity Series Funds, Inc. — incorporated by reference to Post-Effective Amendment No. 43.

	(a)(9)	Articles Supplementary with respect to The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on June 13, 2018 (Accession No. 0001193125-18-191769) (“Post-Effective Amendment No. 47”).

	(a)(10)	Articles of Amendment, dated August 17, 2018, with respect to The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on October 1, 2018 (Accession No. 0001193125-18-289270) (“Post-Effective Amendment No. 50”).

	(b)(1)	Registrant’s By-laws — incorporated by reference to Post-Effective Amendment No. 7.

	(b)(2)	Registrant’s Amended and Restated By-laws, dated August 19, 2009 — incorporated by referenced to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 28, 2011 (Accession No. 000950123-11-006734) (“Post-Effective Amendment No. 28”).

	(c)	Not Applicable.

	(d)(1)	Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Small Cap Growth Fund, dated October 1, 1991 — incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement, as filed with the SEC via EDGAR on January 31, 2001 (Accession No. 0000935069-01-000048) (“Post-Effective Amendment No. 11”).

(d)(2)	Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Equity Income Fund, dated October 1, 1991 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(3)	Investment Advisory Agreement with Gabelli Funds, LLC, with respect to The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(d)(4)	Amendment No. 1 to the Investment Advisory Agreement with Gabelli Funds, LLC, with respect to The Gabelli Small Cap Growth Fund, dated February 17, 1999 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(5)	Amendment No. 1 to the Investment Advisory Agreement with Gabelli Funds LLC, with respect to The Gabelli Equity Income Fund, dated February 17, 1999 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(6)	Investment Advisory Agreement with Gabelli Funds, LLC, dated September 24, 2018, with respect to The Gabelli Global Financial Services Fund – incorporated by reference to Post-Effective Amendment No. 50.

(d)(7)	Contractual Management Fee Waiver and Expense Reimbursement Agreement with Gabelli Funds, LLC dated October 1, 2008, with respect to The Gabelli Woodland Small Cap Value Fund — incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2009 (Accession No. 0000935069-09-000172).

(d)(8)	Amended and Restated Contractual Fee Waiver and Expense Deferral Agreement dated October 1, 2009 — incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2010 (Accession No. 0000950123-10-006164).

(d)(9)	Amended Schedule A, dated December 1, 2012, to the Amended and Restated Contractual Fee Waiver and Expense Deferral Agreement, dated October 1, 2009 — incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2014 (Accession No. 0001193125-14-024347).

(d)(10)	Expense Deferral Agreement with Gabelli Funds, LLC, dated September 24, 2018, with respect to The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(e)(1)	Amended Distribution Agreement with G.distributors, LLC, dated July 5, 2017, with respect to the Small Cap Growth Fund — incorporated by reference to Post-Effective Amendment No. 43.

(e)(2)	Amended Distribution Agreement with G.distributors, LLC, dated July 5, 2017, with respect to the Equity Income Fund — incorporated by reference to Post-Effective Amendment No. 43.

(e)(3)	Amended Distribution Agreement with G.distributors, LLC, dated July 5, 2017, with respect to the Focus Five Fund — incorporated by reference to Post-Effective Amendment No. 43.

(e)(4)	Distribution Agreement with G.distributors, LLC, dated September 24, 2018, with respect to The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company, dated July 2, 2001 — incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 29, 2002 (Accession No. 0000935069-02-000046) (“Post-Effective Amendment No. 12”).

(h)(1)	Transfer Agency and Service Agreement with State Street Bank and Trust Company — incorporated by reference to Post-Effective Amendment No. 7.

(i)(1)	Opinion and Consent of Counsel, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(i)(2)	Opinion of Counsel, dated January 28, 2008 — incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2008 (Accession No. 000935069-08-000168).

(i)(3)	Opinion of Counsel, dated June 22, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(i)(4)	Opinion of Counsel, dated October 1, 2018 — incorporated by reference to Post-Effective Amendment No. 50.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm — filed herewith.

(j)(2)	Powers of Attorney for Felix J. Christiana, Anthony J. Colavita, Vincent D. Enright, John D. Gabelli, Robert J. Morrissey, Karl Otto Pöhl, Anthony R. Pustorino and Anthony C. van Ekris — incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC on August 31, 1992.

(j)(3)	Power of Attorney for Mario J. Gabelli, dated May 16, 2001 — incorporated by reference to Post-Effective Amendment No. 12.

(j)(4)	Power of Attorney for Salvatore J. Zizza, dated December 3, 2001 — incorporated by reference to Post-Effective Amendment No. 14.

(j)(6)	Power of Attorney for Kuni Nakamura, dated January 14, 2011 — incorporated by reference to Post-Effective Amendment No. 28.

(j)(7)	Powers of Attorney for Mario J. Gabelli, John D. Gabelli, Anthony J. Colavita, Vincent D. Enright, Robert J. Morrissey, Kuni Nakumura, Anthonie C. van Ekris, and Salvatore J. Zizza, dated January 14, 2015 — incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2015 (Accession No. 0001193125-15-023854).

(k)	Not Applicable.

(l)(1)	Agreement with initial shareholder — incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC on September 20, 1991.

(l)(2)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class A Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(3)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(4)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(5)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class A Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(6)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(7)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(8)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class AAA Shares, Class A Shares, Class B Shares and Class C Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(l)(9)	Purchase Agreement with Gabelli Funds, LLC, with respect to Class AAA Shares, Class A Shares, Class C Shares and Class I Shares of The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(3)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(4)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class A Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(5)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class B Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(6)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class C Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(7)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class A Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(8)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class B Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(9)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class C Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(10)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class A Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(11)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(12)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(13)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class AAA Shares of The Gabelli Equity Income Fund, dated August 1, 2011 —incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 6, 2012 (Accession No. 0001193125-12-004847) (“Post-Effective Amendment No. 30”).

(m)(14)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class A Shares of The Gabelli Equity Income Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(15)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class B Shares of The Gabelli Equity Income Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(16)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class C Shares of The Gabelli Equity Income Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(17)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class AAA Shares of The Gabelli Small Cap Growth Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(18)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class A Shares of The Gabelli Small Cap Growth Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(19)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class B Shares of The Gabelli Small Cap Growth Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(20)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class C Shares of The Gabelli Small Cap Growth Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(21)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class AAA Shares of The Gabelli Woodland Small Cap Value Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(22)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class A Shares of The Gabelli Woodland Small Cap Value Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(23)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class B Shares of The Gabelli Woodland Small Cap Value Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(24)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class C Shares of The Gabelli Woodland Small Cap Value Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 30.

(m)(25)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class A Shares of The Gabelli Woodland Small Cap Value Fund, dated August 1, 2011 — incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on January 28, 2013 (Accession No. 0001193125-13-026171).

(m)(26)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class T Shares of the Small Cap Growth Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(m)(27)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class T Shares of the Equity Income Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(m)(28)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class T Shares of the Focus Five Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(m)(29)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class AAA Shares of The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(m)(30)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class A Shares of The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(m)(31)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC, with respect to Class C Shares of The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(n)(1)	Amended Rule 18f-3 Multi-Class Plan, with respect to the Small Cap Growth Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(n)(2)	Amended Rule 18f-3 Multi-Class Plan, with respect to the Equity Income Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(n)(3)	Amended Rule 18f-3 Multi-Class Plan, with respect to the Focus Five Fund, dated February 23, 2017 — incorporated by reference to Post-Effective Amendment No. 43.

(n)(4)	Rule 18f-3 Multi-Class Plan with respect to The Gabelli Global Financial Services Fund — incorporated by reference to Post-Effective Amendment No. 50.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, Gabelli Fixed Income LLC, and Gabelli & Company Investment Advisers, Inc., dated February 21, 2018 – incorporated by reference to Post-Effective Amendment No.47.

Item 29.		Persons Controlled by or Under Common Control with Registrant

None.

Item 30.		Indemnification

The basic effect of the respective indemnification provisions of the Registrant’s By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Global Financial Services Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Equity Income Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for the Gabelli Focus Five Fund, the Distribution Agreement with G.distributors, LLC for The Gabelli Global Financial Services Fund, the Distribution Agreement with G.distributors, LLC for The Gabelli Small Cap Growth Fund, the Distribution Agreement with G.distributors, LLC for The Gabelli Equity Income Fund, the Distribution Agreement with G.distributors, LLC for The Gabelli Focus Five Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of the Registrant, Gabelli Funds, LLC, and G.distributors, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.		Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.		Principal Underwriter

	(a)	G.distributors, LLC. (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, the KEELEY Funds, and Gabelli NextShares Trust.

	(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

	(c)	Not Applicable.

Item 33.		Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1. Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

2. BNY Mellon Investment Servicing (US) Inc. One Boston Place 201 Washington Street Boston, Massachusetts 02108

3. BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

4. State Street Bank and Trust Company One Heritage Drive North Quincy, Massachusetts 02171

5. DST Asset Manager Solutions, Inc. 430 W. 7th Street Ste 219204 Kansas City, MO 64105-1407

Item 34.		Management Services

Not Applicable.

Item 35.		Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI EQUITY SERIES FUNDS, INC, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 52 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 28th day of January, 2019.

GABELLI EQUITY SERIES FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 52 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mario J. Gabelli*	Director and Chairman of the Board	January 28, 2019
Mario J. Gabelli

/s/ Bruce N. Alpert	Principal Executive Officer and President	January 28, 2019
Bruce N. Alpert

/s/ John C. Ball	Principal Financial Officer and Treasurer	January 28, 2019
John C. Ball

John D. Gabelli*	Director	January 28, 2019
John D. Gabelli

Anthony J. Colavita*	Director	January 28, 2019
Anthony J. Colavita

Vincent D. Enright*	Director	January 28, 2019
Vincent D. Enright

Robert J. Morrissey*	Director	January 28, 2019
Robert J. Morrissey

Kuni Nakamura*	Director	January 28, 2019
Kuni Nakamura

Anthony R. Pustorino*	Director	January 28, 2019
Anthony R. Pustorino

Anthonie C. van Ekris*	Director	January 28, 2019
Anthonie C. van Ekris

Salvatore J. Zizza*	Director	January 28, 2019
Salvatore J. Zizza

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

28(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.